Strictly Private & Confidential

Our Ref: XXXXXXXXXXXXXXX

9th May, 2012

Sun Line Industrial Limited

Broadway Industrial Holdings Limited

Broadway Precision Technology Limited

Sun Line Precision Limited

Unit 2101, Aitken Vanson Centre,

61 Hoi Yuen Road,

Kwun Tong, Kowloon

Attn: Mr. Szeto Kin Sun, Chairman

Dear Sirs,

RE:	UNCOMMITTED GENERAL BANKING FACILITIES

We, The Bank of Tokyo-Mitsubishi UFJ, Ltd. acting through our Hong Kong Branch, are pleased to inform you that we hereby agree to provide the captioned banking facilities to your esteemed companies upon and subject to the following terms and conditions:-

1.	CO-BORROWERS/
	CO-OBLIGORS	:	Sun Line Industrial Limited
Broadway Industrial Holdings Limited
Broadway Precision Technology Limited
Sun Line Precision Limited

(collectively the “Co-Borrowers/Co-Obligors” and each a “Co-Borrower/Co-Obligor”)

2.	LENDER/ISSUER	:	The Bank of Tokyo-Mitsubishi UFJ, Ltd. acting through its Hong Kong Branch

3.	GUARANTOR	:	Plastec Technologies Limited

4.	TYPE AND AMOUNT			Limit/(Sublimit)
	OF THE FACILITIES	:	(1) (i) Import Line	HK$80,000,000.00
			(ii) Import Invoice Financing	(HK$80,000,000.00)
			(iii) Short-term Revolving Loan	(HK$30,000,000.00)
			(iv) Overdraft	(HK$5,000,000.00)
			Total	HK$80,000,000.00

BRANCH/SUB-BRANCH	ADDRESS	TEL. NO.	FAX. NO.

Hong Kong Branch	B/F., AIA Central, 1 Connaught Road, Central, Hong Kong. G.P.O. Box 411, Hong Kong SWIFT: BOTKHKHH	2823 6666	2865 2116

Kowloon Branch	15/F., Peninsula Office Tower, 18 Middle Road, Tslmshalsul, Kowloon.	2316 4333	2724 0365

East Tslmshalsul Sub-Branch	Unlla 127-130, 1/F., Ensl Ocean Centre, 98 Granville Road, Tslmshalsul East, Kowloon.	2369 5407	2369 4469

CONTINUATION

(2) Negotiation of Export	HK$5,000,000.00
Bills drawn under L/C

(3) Forward Foreign Exchange Contracts	(limit as determined by the Lender/Issuer at its sole discretion)
(collectively the “Facilities”)

Provided that the aggregate principal amounts advanced to and outstanding from the Co-Borrowers/Co-Obligors at any one time shall not exceed the respective limit or sub-limit for the Facilities set out above.

5.	PURPOSE	:	General working capital and trade financing requirements

6.	AVAILABILITY	:	(1)	Subject to paragraph (2) below and subject to the Lender/Issuer’s regular review from time to time, the Facilities will be available to the Co-Borrowers/Co-Obligors on a continuing basis.

			(2)	Notwithstanding anything contained in this facility letter, the Lender/Issuer reserves the absolute right at any time and from time to time to refuse any drawdown and/or utilization pursuant to this facility letter, to demand immediate repayment of all or any principal and interest outstanding hereunder or in respect of the Facilities, to call on demand cash cover for the contingent and prospective liabilities of the Co-Borrowers/Co-Obligors or any of them and/or to vary, terminate or cancel all or part of the Facilities and the terms governing thereof.

7.	GUARANTEE	:	The Guarantor shall irrevocably and unconditionally guarantee the liabilities of the Co-Borrowers/Co-Obligors under this facility letter or in respect of the Facilities by executing the Lender/Issuer’s standard form of continuing guarantee, to the extent of HK$80,000,000.00 plus accrued interest and any other sums payable hereunder or in respect of the Facilities (the “Guarantee”).

8.	FACILITY FEE	:	The Co-Borrowers/Co-Obligors shall pay to the Lender/Issuer a non-refundable facility fee of HK$20,000.00 on the date of acceptance of this facility letter by the Co-Borrowers/Co-Obligors.

CONTINUATION

9.	SPECIFIC TERMS APPLICABLE TO IMPORT LINE

(1) Facility Type	:	The Import Line shall be available in any one or more of the following ways:

(i)	Issuance of letters of credit (“L/Cs”) at sight or with usance up to 4 months and L/C tenor up to 6 months;

(ii)	Trust Receipt (“T/R”) loans up to 4 months; and/or

(iii)	Issuance of shipping guarantees under L/Cs opened by the Lender/Issuer.

Provided that the combined usance of the relevant L/C and the tenor of the relevant T/R loan of any one transaction shall not exceed 4 months.

(2) Fee & Charges	:	(i)	L/C opening commission

	For the first US$50,000.00 (or its equivalent)	1/8%
	For the portion above US$50,000.00 (or its equivalent), if any.	1/32%

(ii)	Commission in lieu of exchange

	For the first US$50,000.00 (or its equivalent)	1/8%
	For the portion above US$50,000.00 (or its equivalent), if any.	1/32%

(iii)	Collection commission

	For the first US$50,000.00 (or its equivalent)	1/8%
	For the portion above US$50,000.00 (or its equivalent), if any.	1/32%

(iv)	Interest rate for T/R loans

1.25% per annum above the Lender/Issuer’s cost of funds.

CONTINUATION

(v)	Usance commission	Per month

	For the first US$50,000.00	1/16%
(or its equivalent)
	For the portion above US$50,000.00	1/48%
(or its equivalent), if any.

(3) Other Terms & Conditions	:	To the extent not inconsistent with this facility letter, the terms and conditions of the Lender/Issuer’s standard forms of the General Security Agreement Relating To The Import And Export Of Goods shall be deemed incorporated herein.

10.	SPECIFIC TERMS APPLICABLE TO IMPORT INVOICE FINANCING

(1) Interest Rate	:	1.25% per annum above the Lender/Issuer’s cost of funds.

(2) Maximum Tenor	:	4 months from the drawdown date provided that the period from the date of invoice or other documents to the drawdown date plus the tenor of the drawing shall not exceed 6 months.

(3) Other Terms & Conditions	:	(i)	Each drawdown of Import Invoice Financing shall only be made available upon presentation of the original or a certified true copy of invoice or debit note(s) or other documents evidencing the purchase of goods with supplier acceptable to the Lender/Issuer for an amount equal to or greater than the amount to be drawn.

		(ii)	The full amount including principal and interest shall be settled upon maturity.

		(iii)	Funds from each drawdown of Import Invoice Financing shall be directly remitted to the relevant supplier(s) or such other company designated by the relevant supplier as approved by the Lender/Issuer.

		(iv)	To the extent not inconsistent with this facility letter, the terms and conditions of the Lender/Issuer’s standard forms of the General Security Agreement Relating To The Import And Export Of Goods shall be deemed incorporated herein.

CONTINUATION

11.	SPECIFIC TERMS APPLICABLE TO SHORT-TERM REVOLVING LOAN

(1) Drawdown	:	Notice of drawdown shall be given on the phone not later than 11:00 a.m. (Hong Kong time) on the drawdown date specifying the amount of the proposed drawdown, the drawdown date and the interest period required, to be followed by a formal written confirmation prior to actual disbursement of funds.

(2) Optional Currencies	:	(i)	Subject to the Lender/Issuer’s availability of funds, the relevant Co-Borrower/Co-Obligor may at its option make any drawing in Hong Kong Dollars or in any other transferable and convertible currency (“the Optional Currency”) provided that no more than 3 currencies shall be outstanding at the same time and provided further that the rate of conversion from such Optional Currency into Hong Kong Dollars for the purpose of calculating the outstanding hereunder shall be determined by the Lender/Issuer at its sole absolute discretion.

		(ii)	The Lender/Issuer may require such minimum length of notice of a proposed drawing in an Optional Currency to be given by the relevant Co-Borrower/ Co-Obligor.

(3) Interest Rate	:	1.25% per annum above the Lender/Issuer’s cost of funds.

(4) Interest Periods	:	Subject to the Lender/Issuer’s availability of funds, interest periods of up to 3 months to be selected by the relevant Co-Borrower/Co-Obligor.

(5) Interest Payment and Calculation	:	Interest is payable in arrears on the last day of each interest period (the “Interest Payment Date”) in the currency of the relevant advance and is calculated on the basis of actual number of days elapsed in a year of 360 or 365 days as is customary for transactions involving the relevant currency in the money market.

CONTINUATION

(6) Repayment	:	Each advance shall be repaid on the Interest Payment Date for the relevant interest period in the currency in which such advance is denominated. Any amount repaid may, subject to the provisions of this facility letter, be redrawn.

(7) Prepayment	:	Prepayment is not allowed and, if allowed, will be subject to penalty as determined by the Lender/Issuer at its sole discretion.

12.	SPECIFIC TERMS APPLICABLE TO OVERDRAFT

(1) Interest Rate	:	The prevailing Hong Kong Dollars Prime Rate quoted by the Lender/Issuer from time to time.

(2) Interest Calculation	:	Interest shall be calculated on the daily overdrawn amount and based on a 365-day year.

(3) Other Terms & Conditions	:	To the extent not inconsistent with this facility letter, the terms and conditions of the Lender/Issuer’s standard form Overdraft Agreement shall be deemed incorporated herein.

13.	SPECIFIC TERMS APPLICABLE TO NEGOTIATION OF BILLS DRAWN UNDER L/C

(1) Fees & charges	:	Commission in lieu of exchange

		For the first US$50,000.00	1/8%
(or its equivalent)
		For the portion above US$50,000.00	1/32%
(or its equivalent), if any.

(2) Interest Rate	:	1.25% per annum above the Lender/Issuer’s cost of funds.

(3) Availability	:	Drawing shall only be allowed when the relevant L/C issuing bank is acceptable to the Lender/Issuer.

(4) Other Terms & Conditions	:	(i)	The maximum term of each transaction shall be 4 months.

		(ii)	To the extent not inconsistent with this facility letter, the terms and conditions of the Lender/Issuer’s standard form of the General Security Agreement Relating To The Import And Export Goods shall be deemed incorporated herein.

CONTINUATION

14.	SPECIFIC TERMS APPLICABLE TO FORWARD FOREIGN EXCHANGE CONTRACTS

(1) Exchange Rate	:	On quotation basis.

(2) Maximum Period For Forward Transactions	:	6 months

(3) Other Terms & Conditions	:	To the extent not inconsistent with this facility letter, the terms and conditions of the Lender/Issuer’s standard form Agreement For Foreign Exchange Transactions shall be deemed incorporated herein.

15.	CONDITIONS
	PRECEDENT	:	The Facilities are conditional upon the Lender/Issuer’s receipt of the following documents to its satisfaction:

(1)	the duplicate of this facility letter duly signed by the authorised officer(s) of the Co-Borrowers/Co-Obligors and the Guarantor,

(2)	the Lender/Issuer’s standard forms of the Overdraft Agreement, the General Security Agreement Relating To The Import And Export Of Goods and the Agreement For Foreign Exchange Transactions (collectively the “Agreements”) duly executed by the relevant Co-Borrower/Co-Obligor;

(3)	a copy, certified as true and complete by a director or the company secretary of each of the Co-Borrowers/Co-Obligors, of the resolution of its board of directors evidencing acceptance of the terms of this facility letter and (if applicable) the Agreements and authorising appropriate officer(s) to operate the Facilities, to do anything in relation to the Facilities and execute all relevant documents including this facility letter and (if applicable) the Agreements with the affixing of the common seal thereon where applicable;

CONTINUATION

(4)	the Guarantee in the Lender/Issuer’s standard form duly executed by the Guarantor under its common seal;

(5)	a copy, certified as true and complete by a director or the company secretary of the Guarantor, of the resolution of its board of directors evidencing acceptance of the terms of this facility letter and the Guarantee and authorising appropriate officer(s) to sign this facility letter, the Guarantee and any other relevant documents with the affixing of the common seal thereon (if applicable);

(6)	specimen signatures of the authorised officer(s) referred to in paragraphs (3) and (5) above;

(7)	copies, certified as true and complete by a director or the company secretary of each of the Co-Borrowers/Co-Obligors and the Guarantor, of its relevant Certificate of Incorporation, Memorandum and Articles of Association and current Business Registration Certificate or any other constitutional documents;

(8)	letters of acceptance of appointment duly executed by the process agent in Hong Kong appointed by Broadway Industrial Holdings Limited, Broadway Precision Technology Limited, Sun Line Precision Limited and the Guarantor; and

(9)	any other documents requested by the Lender/Issuer including, without limitation, the Lender/Issuer’s standard banking documents.

Provided that if any of the documents referred to in paragraphs (6) and (7) above have been provided to the Lender/Issuer before and such documents remain the latest version at the date hereof, the relevant Co-Borrower/Co-Obligor does not need to provide the same to the Lender/Issuer again.

CONTINUATION

16.	UNDERTAKINGS	:	(1)	Each of the Co-Borrowers/Co-Obligors shall provide the Lender/Issuer with the annual audited financial statements of the Co-Borrowers/Co-Obligors and the Guarantor and any other information promptly upon request from the Lender/Issuer.

			(2)	Each of the Co-Borrowers/Co-Obligors shall notify the Lender/Issuer of any event that may materially and adversely affect the business and/or the financial position of it or the Guarantor.

17.	PAYMENT	:	All sums payable by the Co-Borrowers/Co-Obligors hereunder or in respect of the Facilities, whether of principal, interest or otherwise, shall be paid in full without set-off or counter-claim and free from any deduction or withholding and in the currency in which they have been advanced or incurred. In the event that the relevant Co-Borrower/Co-Obligor is prohibited by law from making any payment hereunder or in respect of the Facilities free from deductions or withholdings, then such Co-Borrower/Co-Obligor shall pay such additional amount to the Lender/Issuer as may be necessary in order that the actual amount received after such deductions or withholdings shall equal the amount that would have been received as if such deductions or withholdings were not required.

18.	DEFAULT INTEREST	:	Without prejudice to any of the other rights, powers and remedies of the Lender/Issuer, the Co-Borrowers/Co-Obligors shall pay interest on any overdue amount at the rate conclusively determined by the Lender/Issuer to be 5% per annum above whichever is the higher of the prevailing Hong Kong Dollars Prime Rate quoted by the Lender/Issuer from time to time or the Lender/Issuer’s cost of funds, or, in case of the overdue amount denominated other than in Hong Kong Dollars, 5% per annum above the Lender/Issuer’s cost of funding the overdue amount. The interest amount accrued shall be compounded at the end of each successive interest period as determined by the Lender/Issuer.

19.	EXPENSES	:	All legal and out-of-pocket expenses are for the account of the Co-Borrowers/Co-Obligors.

CONTINUATION

20.	INDEMNITY	:	The Co-Borrowers/Co-Obligors shall fully indemnify the Lender/Issuer from and against all claims, actions, demands, payments, proceedings, damages, losses, obligations, liabilities, indebtedness, costs, charges and expenses incurred by the Lender/Issuer in connection with or arising directly or indirectly from the failure of any Co-Borrower/Co-Obligor to perform any of its obligations hereunder or in respect of the Facilities or the preservation or enforcement of any of the Lender/Issuer’s rights hereunder or in connection with the Facilities. The Co-Borrowers/Co-Obligors shall reimburse the same to the Lender/Issuer forthwith on demand.

21.	NOTICE	:	Except as otherwise provided herein, any notices or communications required or permitted to be given in connection with this facility letter shall be given in writing. Notices from the Co-Borrowers/Co-Obligors or any of them to the Lender/Issuer shall be deemed given upon actual receipt, and notices from the Lender/Issuer to the Co-Borrowers/Co-Obligors or any of them shall be deemed given when given by fax or authenticated telex, or when delivered in person, or two days after being mailed by prepaid registered mail, or when given in any other form to which the Lender/Issuer and the relevant Co-Borrower/Co-Obligor have each given then prior written consents.

22.	SET-OFF	:	The Lender/Issuer may, at any time without notice or demand, combine or consolidate all or any of the then existing accounts of any of the Co-Borrowers/Co-Obligors with the Lender/Issuer (notwithstanding that such accounts may be in different currencies or may not have matured) and set-off or transfer any sum standing to the credit thereof in or towards satisfaction of any liabilities of the Co-Borrowers/Co-Obligors or any of them to the Lender/Issuer, whether such liabilities are present or future, actual or contingent, primary or collateral, and several or joint.

CONTINUATION

23.	OTHER CONDITIONS	:	(1)	Upon the Lender/Issuer’s receipt of a copy of this facility letter duly accepted by the Co-Borrowers/Co-Obligors and the Guarantor, this facility letter shall supersede the previous facility letter reference no. 060/11-GF-060/CBG1-3 dated 30th June, 2011 to Sun Line Industrial Limited and Broadway Industrial Holdings Limited for all new drawdowns and/or utilization.

			(2)	All the undertakings, obligations and liabilities of the Co-Borrowers/Co-Obligors or any of them hereunder or in respect of the Facilities shall be joint and several.

24.	GOVERNING LAW &
	JURISDICTION	:	This facility letter shall be governed by laws of the Hong Kong Special Administrative Region (“Hong Kong”) and each Co-Borrower/Co-Obligor shall submit to the non-exclusive jurisdiction of Hong Kong Courts.

We look forward to further strengthening the business relationship with your esteemed companies and would be most grateful if you and the Guarantor could signify the acceptance of this facility letter by signing and returning to us the duplicate of this facility letter.

Yours faithfully,

For and on behalf of

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

(Signed)

Authorized Signatory
Joint General Manager

CONTINUATION

Witnessed by	We hereby agree to and accept the above terms and conditions as a Co-Borrower/Co-Obligor

For and on behalf of
Sun Line Industrial Limited

(Signed by SZE-TO Kin Sun
(Signed by witness)		and NING Ho Leung)

Name :		Authorised Signatory(ies)
Title :		Name :
Date :	21 MAY 2012	Title :
Date : 21 MAY 2012

Witnessed by	We hereby agree to and accept the above terms and conditions as a Co-Borrower/Co-Obligor

For and on behalf of
Broadway Industrial Holdings Limited

(Signed by SZE-TO Kin Sun
(Signed by witness)		and NING Ho Leung)

Name :		Authorised Signatory(ies)
Title :		Name :
Date :	21 MAY 2012	Title :
Date : 21 MAY 2012

CONTINUATION

Witnessed by	We hereby agree to and accept the above terms and conditions as a Co-Borrower/Co-Obligor

For and on behalf of
Broadway Precision Technology Limited

(Signed by SZE-TO Kin Sun
(Signed by witness)		and NING Ho Leung)

Name :		Authorised Signatory(ies)
Title :		Name :
Date :	21 MAY 2012	Title :
Date : 21 MAY 2012

Witnessed by	We hereby agree to and accept the above terms and conditions as a Co-Borrower/Co-Obligor

For and on behalf of
Sun Line Precision Limited

(Signed by SZE-TO Kin Sun
(Signed by witness)		and NING Ho Leung)

Name :		Authorised Signatory(ies)
Title :		Name :
Date :	21 MAY 2012	Title :
Date : 21 MAY 2012

Witnessed by	We hereby agree to and accept the above terms
and conditions as the Guarantor

For and on behalf of
Plastec Technologies Limited

(Signed by SZE-TO Kin Sun
(Signed by witness)		and NING Ho Leung)

Name :		Authorised Signatory(ies)
Title :		Name :
Date :	21 MAY 2012	Title :
Date : 21 MAY 2012

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